UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
Starwood Hotels & Resorts Worldwide, Inc.
(Exact name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-7959 (Commission File Number)	52-1193298 (IRS Employer Identification No.)

1111 Westchester Avenue, White Plains, New York (Address of Principal Executive Offices)	10604 (Zip Code)
Registrant’s Telephone Number, Including Area Code: 914-640-8100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended and Restated Bylaws
Termination Agreement
Amended and Restated Rights Agreement
Second Indenture Supplement
Amendment to Exchange Rights Agreement
Amendment to Exchange Rights Agreement
Amendment to Units Exchange Rights Agreement
Amendment No.1 to Savings and Retirement Plan
Amendment No.1 to 2004 Long-Term Incentive Compensation Plan
Amendment No.1 to Annual Incentive Plan for Certain Executives
Second Amendment to Employee Stock Purchase Plan
First Amendment to 2005 Annual Incentive Plan
Press Release
Pro Forma Financials

Item 1.01 Entry into a Material Definitive Agreement.
Termination of the Amended and Restated Intercompany Agreement
On April 7, 2006, in connection with the Host Transaction (as defined in Item 2.01 below), Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the “Corporation”), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the “Trust”), entered into an agreement (the “Termination Agreement”) terminating effective as of 4:01 pm (eastern time) on April 7, 2006 (the “Depair Effective Time”), the Amended and Restated Intercompany Agreement, dated as of January 2, 1999 (the “Intercompany Agreement”), between the Corporation and the Trust. Following the Depair Effective Time, shares of the Corporation’s common stock, par value $0.01 per share (“Starwood Common Stock”), became transferable separately from the Trust’s Class B shares, par value $0.01 per share (“Class B Shares”). A copy of the Termination Agreement is attached as Exhibit 4.1 hereto and incorporated herein by reference.
Amendment and Restatement of the Corporation’s Rights Agreement
On April 7, 2006, the Rights Agreement dated as of March 15, 1999, as previously amended, between the Corporation and American Stock Transfer and Trust Company, as Rights Agent, was amended and restated following the Depair Effective Time in order to remove all references to the Trust, Class B Shares and paired shares. A copy of the Amended and Restated Rights Agreement, dated as of April 7, 2006 is attached as Exhibit 4.2 hereto and incorporated herein by reference.
Second Indenture Supplement
On April 9, 2006, in connection with an internal restructuring of the Corporation and its subsidiaries undertaken in preparation for the Host Transaction, Sheraton Holding Corporation, a Nevada corporation and a subsidiary of the Corporation (“SHC”), transferred substantially all of its assets to the Corporation and, concurrently with such transfer, the Corporation, SHC and Bank of New York Trust Company, N.A., as trustee, entered into a Second Indenture Supplement (the “Indenture Supplement”), amending the Indenture, dated as of November 15, 1995, as amended (the “Indenture”), pursuant to which SHC previously issued $150,000,000 aggregate principal amount of 7 3/8% Debentures due November 15, 2015 and $450,000,000 aggregate principal amount of 7 3/4% Debentures due November 15, 2025 (collectively, the “Securities”). Pursuant to the Indenture Supplement, the Corporation assumed all the obligations of SHC under the Indenture and the Securities, and SHC was released from all obligations thereunder. Pursuant to Article Sixteen of the Indenture (the “Starwood Guaranty”), the Corporation previously guaranteed the Securities for so long as a majority of the voting stock of SHC was beneficially owned by the Corporation. The Starwood Guaranty terminated in accordance with its terms on April 10, 2006, upon the acquisition by Host Marriott Corporation (“Host”) of all the capital stock of SHC as described in Item 2.01 below. A copy of the Indenture Supplement is attached as Exhibit 4.3 hereto and incorporated herein by reference.
Amendment to Various Exchange Rights Agreements
On April 10, 2006, in connection with the Termination Agreement and the Host Transaction, the Corporation, the Trust, SLT Realty Limited Partnership, a Delaware limited partnership (“SLT ”), and SLC Operating Limited Partnership, a Delaware limited partnership (“SLC”), entered into amendments (collectively, the “Exchange Rights Amendments”) of (i) the Exchange Rights Agreement as of January 1, 1995 among the Corporation, the Trust, SLT, SLC, and the other parties thereto, (ii) the Exchange Rights Agreement dated as of June 3, 1996 among the Corporation, the Trust, SLT, SLC, and the other parties thereto, and (iii) the Units Exchange Rights Agreement dated as of February 14, 1997 among the Corporation, the Trust, SLT, SLC, and the other parties thereto. The Exchange Rights Amendments removed all references to the Trust, Class B Shares and paired shares. Copies of the Exchange Rights Amendments are attached as Exhibits 4.4, 4.5 and 4.6 hereto and incorporated herein by reference.

Amendments to Employee Benefit Plans
The Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan, 2004 Long-Term Incentive Compensation Plan, Annual Incentive Plan for Certain Executives, Employee Stock Purchase Plan, and 2005 Annual Incentive Plan Amended were each amended to reflect the depairing of Starwood Common Stock from Class B Shares. Copies of the amendments are attached as Exhibits 99.1 — 99.5 hereto and are incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
In preparation for the previously announced transaction with Host and the acquisition by a subsidiary of Host of the Trust pursuant to the Master Agreement (as defined in Item 2.01 below), the Intercompany Agreement was terminated pursuant to the Termination Agreement and the Class B Shares were depaired from the Starwood Common Stock effective as of the Depair Effective Time. As a result of the depairing, the shares of Starwood Common Stock trade alone under the symbol “HOT” on the New York Stock Exchange (the “NYSE”). Neither paired shares nor Class B Shares are listed or trade on the NYSE.
The information contained in Item 1.01 above is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 10, 2006, the Corporation announced that it had completed the sale of certain assets and entities owned directly or indirectly by the Corporation that collectively own 25 domestic hotels and [three] foreign hotels pursuant to the terms of the master agreement and plan of merger dated as of November 14, 2005, as amended on March 24, 2006 (the “Master Agreement”), among Host, Host Marriott, L.P., a Delaware limited partnership and a wholly owned operating subsidiary of Host (“Host OP”), Horizon Supernova Merger Sub, L.L.C., a Maryland limited liability company wholly owned by Host OP, Horizon SLT Merger Sub, L.P., a Delaware limited partnership, the Corporation, the Trust, SHC and SLT (the “Host Transaction”). The Master Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Amendment Agreement, dated as of March 24, 2006, among Host, Host OP, Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub, L.P., the Corporation, the Trust, SHC and SLT is attached as Exhibit 2.2 hereto and incorporated herein by reference.
In accordance with the terms of the Master Agreement, on April 10, 2006, among other things, (i) a wholly owned subsidiary of Host OP was merged with and into the Trust (the “REIT Merger”), with the Trust surviving as a subsidiary of Host OP, (ii) all the capital stock of SHC was sold to Host, and (iii) Host OP acquired four Starwood domestic hotels in a separate purchase structured to allow Host OP to complete like-kind exchange transactions for federal income tax purposes (collectively, the “Closing Transactions”).
At the effective time and as a result of the REIT Merger (i) each (x) Class B Share and (y) Class A Exchangeable Preferred Share, par value of $0.01 per share (“Class A EPS”), of the Trust issued and outstanding immediately prior to the effective time of the REIT Merger was converted into and became exchangeable for 0.6122 shares of Host common stock, par value $0.01 per share (“Host Common Stock”), and $0.503 in cash from Host and (ii) the Class A shares, par value $0.01 per share (“Class A Shares”), of the Trust issued and outstanding immediately prior to the effective time of the REIT Merger were converted into and become exchangeable for an aggregate of $24,594,994.26 in cash from Host, subject to adjustment by, among other things, (A) the amount of working capital at closing, (B) changes in the amount of assumed indebtedness, (C) the agreed value of any hotels that are removed from the Closing Transactions prior to closing and (D) certain capital expenditures. The exchange of shares in the REIT Merger as contemplated by the Master Agreement is expected to be a taxable transaction for U.S. federal income tax purposes.
As of April 10, 2006, 2.4489 Class A Shares were outstanding and held by the Corporation, approximately 212,957,564 Class B Shares were outstanding and 315,532 Class A EPS were outstanding.
The total value of the transaction for the 35 hotels in the entire portfolio (including cash, stock, and the assumption of debt) is approximately $4.23 billion. Starwood shareholders have directly received $2.8 billion or 66% of the proceeds in the form of 2,963,623 shares of Host common stock valued at $2.68 billion based on Host’s $20.53 closing price on Friday, April 17, 2006, and $119 million in cash. The Corporation has received approximately $738 million today, $600 million in cash, $77 million in the form of property level debt which Host has assumed and $61 million in Host common stock. The remaining proceeds related to seven hotels in Europe and Asia, where the closing has been deferred as a result of certain notice periods and approvals that have not yet lapsed or been received. These proceeds will be received by the Corporation in the form of $661 million in cash and $31 million in the form of property level debt which Host will assume when those sales are closed, subject to adjustments similar to the ones set forth above.

A copy of the press release issued by the Corporation on April 10, 2005 is attached as Exhibit 99.6 hereto and is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Corporations’s direct financial obligations pursuant to the Indenture Supplement is hereby incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles Supplementary Reclassifying Series A Junior Participating Preferred Stock
On April 7, 2006, in connection with the Amended and Restated Rights Agreement and in order to remove references to the Trust and Class B Shares in the Articles Supplementary filed with the Securities Exchange Commission on March 15, 1999 classifying and designating 1,000,000 shares of Series A Junior Participating Preferred Stock of the Corporation, par value $0.01 per share (“Series A Preferred Stock”), the Corporation filed with the Securities Exchange Commission Articles Supplementary reclassifying and redesignating the Series A Preferred Stock as shares of Series A Junior Participating Preferred Stock of the Corporation, par value $0.01 per share, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption stated in the Articles Supplementary filed April 7, 2006 (the “Articles Supplementary”). A copy of the Articles Supplementary is attached as Exhibit C to the Amended and Restated Rights Agreement, filed as Exhibit 3.1 hereto, and is incorporated herein by reference.
Amended and Restated Bylaws of the Corporation
On April 10, 2006, in connection with the Host Transaction, the Corporation amended and restated its bylaws in order to remove references to the Trust, Class B Shares and paired shares. A copy of the Amended and Restated Bylaws of the Corporation is attached as Exhibit 3.2 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
The press release, dated April 10, 2006, which is attached as Exhibit 99.6 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(b)(1) Pro Forma Financial Information.
Pro forma financial information furnished pursuant to this Item 9.01(b)(1) is attached as Exhibit 99.7 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Exhibit

2.1	Master Agreement and Plan of Merger, dated as of November 14, 2005, among Host Marriott Corporation, Host Marriott, L.P., Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub, L.P., Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, Sheraton Holding Corporation and SLT Realty Limited Partnership (incorporated by reference to Exhibit 10.1 of the Corporation’s and the Trust’s Joint Current Report on Form 8-K filed with the SEC on November 14, 2005).

2.2	Amendment Agreement, dated as of March 24, 2006, among Host Marriott Corporation, Host Marriott, L.P., Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub, L.P., Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, Sheraton Holding Corporation and SLT Realty Limited Partnership (incorporated by reference to Exhibit 2.1 of the Corporation’s and the Trust’s Joint Current Report on Form 8-K filed with the SEC on March 29, 2006).

3.1	Articles Supplementary dated April 7, 2006, classifying and designing 1,000,000 shares of Series A Junior Participating Preferred Stock of the Corporation, par value $0.01 per share (incorporated by reference to Exhibit A of the Amended and Restated Rights Agreement filed as Exhibit 4.2 hereto).

3.2	Amended and Restated Bylaws of the Corporation, as amended and restated through April 10, 2006.

4.1	Termination Agreement dated as of April 7, 2006, Starwood Hotels & Resorts Worldwide, Inc., and Starwood Hotels & Resorts.

4.2	Amended and Restated Rights Agreement, dated as of April 7, 2006, between Starwood Hotels & Resorts Worldwide, Inc. and American Stock Transfer and Trust Company, as Rights Agent (which includes the form of Amended and Restated Articles Supplementary of the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C).

4.3	Second Indenture Supplement, dated as of April 9, 2006, among Starwood Hotels & Resorts Worldwide, Inc., Sheraton Holding Corporation and Bank of New York Trust Company, N.A., as trustee.

4.4	Amendment to Exchange Rights Agreement dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership and SLC Operating Limited Partnership amending the Exchange Rights Agreement as of January 1, 1995 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, each of the limited partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership listed on the signature pages thereto, and Firebird Consolidated Partners, L.P.

4.5	Amendment to Exchange Rights Agreement dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership and SLC Operating Limited Partnership amending the Exchange Rights Agreement dated as of June 3, 1996 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, Philadelphia HIR Limited Partnership and Philadelphia HSR Limited Partnership.

4.6	Amendment to Units Exchange Rights Agreement dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership and SLC Operating Limited Partnership, amending the Units Exchange Rights Agreement dated as of February 14, 1997 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, and each of the limited partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership listed on the signature pages thereto.

99.1	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan, as amended and restated effective January 1, 2006.

99.2	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. 2004 Long-Term Incentive Compensation Plan.

99.3	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. Annual Incentive Plan for Certain Executives.

99.4	Second Amendment to the Starwood Hotels & Resorts Worldwide, Inc. Employee Stock Purchase Plan.

99.5	First Amendment to the Starwood Hotels & Resorts Worldwide, Inc. 2005 Annual Incentive Plan, amended as of November 3, 2005.

99.6	Press Release, dated April 10, 2006.

99.7	Unaudited Pro Forma Financial Statements for the year ended December 31, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (Registrant)
By:	/s/ Kenneth S. Siegel
	Name:	Kenneth S. Siegel
	Title:	Chief Administrative Officer and General Counsel

Dated: April 13, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Master Agreement and Plan of Merger, dated as of November 14, 2005, among Host Marriott Corporation, Host Marriott, L.P., Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub, L.P., Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, Sheraton Holding Corporation and SLT Realty Limited Partnership (incorporated by reference to Exhibit 10.1 of the Corporation’s and the Trust’s Joint Current Report on Form 8-K filed with the SEC on November 14, 2005).

2.2	Amendment Agreement, dated as of March 24, 2006, among Host Marriott Corporation, Host Marriott, L.P., Horizon Supernova Merger Sub, L.L.C., Horizon SLT Merger Sub, L.P., Starwood Hotels & Resorts Worldwide, Inc., Starwood Hotels & Resorts, Sheraton Holding Corporation and SLT Realty Limited Partnership (incorporated by reference to Exhibit 2.1 of the Corporation’s and the Trust’s Joint Current Report on Form 8-K filed with the SEC on March 29, 2006).

3.1	Articles Supplementary dated April 7, 2006, classifying and designing 1,000,000 shares of Series A Junior Participating Preferred Stock of the Corporation, par value $0.01 per share (incorporated by reference to Exhibit A of the Amended and Restated Rights Agreement filed as Exhibit 4.2 hereto).

3.2	Amended and Restated Bylaws of the Corporation, as amended and restated through April 10, 2006.

4.1	Termination Agreement dated as of April 7, 2006, Starwood Hotels & Resorts Worldwide, Inc., and Starwood Hotels & Resorts.

4.2	Amended and Restated Rights Agreement, dated as of April 7, 2006, between Starwood Hotels & Resorts Worldwide, Inc. and American Stock Transfer and Trust Company, as Rights Agent (which includes the form of Amended and Restated Articles Supplementary of the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C).

4.3	Second Indenture Supplement, dated as of April 9, 2006, among Starwood Hotels & Resorts Worldwide, Inc., Sheraton Holding Corporation and Bank of New York Trust Company, N.A., as trustee.

4.4	Amendment to Exchange Rights Agreement, dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership and SLC Operating Limited Partnership amending the Exchange Rights Agreement as of January 1, 1995 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, each of the limited partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership listed on the signature pages thereto, and Firebird Consolidated Partners, L.P.

4.5	Amendment to Exchange Rights Agreement, dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership and SLC Operating Limited Partnership amending the Exchange Rights Agreement dated as of June 3, 1996 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, Philadelphia HIR Limited Partnership and Philadelphia HSR Limited Partnership.

4.6	Amendment to Units Exchange Rights Agreement, dated as of April 10, 2006, by and among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited

Partnership and SLC Operating Limited Partnership, amending the Units Exchange Rights Agreement dated as of February 14, 1997 among Starwood Hotels & Resorts, Starwood Hotels & Resorts Worldwide, Inc., SLT Realty Limited Partnership, SLC Operating Limited Partnership, and each of the limited partners of SLT Realty Limited Partnership and SLC Operating Limited Partnership listed on the signature pages thereto.

99.1	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. Savings and Retirement Plan, as amended and restated effective January 1, 2006.

99.2	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. 2004 Long-Term Incentive Compensation Plan.

99.3	Amendment No. 1 to the Starwood Hotels & Resorts Worldwide, Inc. Annual Incentive Plan for Certain Executives.

99.4	Second Amendment to the Starwood Hotels & Resorts Worldwide, Inc. Employee Stock Purchase Plan.

99.5	First Amendment to the Starwood Hotels & Resorts Worldwide, Inc. 2005 Annual Incentive Plan, amended as of November 3, 2005.

99.6	Press Release, dated April 10, 2006.

99.7	Unaudited Pro Forma Financial Statements for the year ended December 31, 2005.